                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

                               ----------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

        180 East Fifth Street
         St. Paul, Minnesota                              55101
   (Address of principal executive                      (Zip Code)
              offices)

                              Richard H. Prokosch
                         U.S. Bank National Association
                             180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-0721
           (Name, address and telephone number of agent for service)

                           NEXTMEDIA OPERATING, INC.
            (Exact name of registrant as specified in it's charter)

  (For Co-Registrants, please see "Table of Co-Registrants" on Following Page)

              Delaware                                  84-154397
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

  6312 South Fiddlers Green Circle,
             Suite 360E
            Englewood, CO                                 80111
   (Address of Principal Executive                     (Zip Code)
              Offices)

                   10 3/4% Senior Subordinated Notes Due 2011
                      (Title of the Indenture Securities)

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                            TABLE OF CO-REGISTRANTS

                                                               IRS Employer
                                              Jurisdiction of Identification
Name                                           Organization       Number
----                                          --------------- -------------- ---
NM Licensing LLC.............................  Delaware         84-1545396
NextMedia Franchising, Inc...................  Delaware         84-1559913
NextMedia Outdoor, Inc.......................  Delaware         84-1545398
NextMedia Outdoor LLC........................  Delaware         84-1519700
Crickett, Ltd................................  Pennsylvania     23-2571088
Chesapeake Outdoor Enterprises, Inc..........  Delaware         52-1611327

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington, D.C.

     b) Whether it is authorized to exercise corporate trust powers.

        Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

        None

Items 3-15 Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of the Trustee.*

     2. A copy of the certificate of authority of the Trustee to commence business.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

     4. A copy of the existing bylaws of the Trustee.*

     5. A copy of each Indenture referred to in Item 4. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

     7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
--------
*Incorporated by reference to Registration Number 333-67188.

                                      NOTE

   The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

   Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 13th day of March, 2002.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: /s/ Richard H. Prokosch
                                            -----------------------------------
                                              Richard H. Prokosch
                                              Vice President

By: /s/ Lori-Anne Rosenberg
  -------------------------------------
  Lori-Anne Rosenberg
  Assistant Vice President

                                   Exhibit 6

                                    CONSENT

   In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 13, 2002

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: /s/ Richard H. Prokosch
                                            -----------------------------------
                                              Richard H. Prokosch
                                              Vice President

By: /s/ Lori-Anne Rosenberg
  -------------------------------------
  Lori-Anne Rosenberg
  Assistant Vice President

                                   Exhibit 7

                         U.S. Bank National Association
                        Statement of Financial Condition
                                As of 12/31/2001
                                    ($000's)

Assets
  Cash and Due From Depository Institutions....................... $  9,775,116
  Federal Reserve Stock...........................................            0
  Securities......................................................   26,316,516
  Federal Funds...................................................    1,261,731
  Loans & Lease Financing Receivables.............................  109,012,892
  Fixed Assets....................................................    1,414,464
  Intangible Assets...............................................    8,158,687
  Other Assets....................................................    6,637,699
                                                                   ------------
  Total Assets.................................................... $162,577,105

Liabilities
  Deposits........................................................ $104,077,584
  Fed Funds.......................................................    4,365,180
  Treasury Demand Notes...........................................            0
  Trading Liabilities.............................................      313,719
  Other Borrowed Money............................................   25,030,765
  Acceptances.....................................................      201,492
  Subordinated Notes and Debentures...............................    5,348,437
  Other Liabilities...............................................    3,894,231
                                                                   ------------
  Total Liabilities............................................... $143,231,408

Equity
  Minority Interest in Subsidiaries............................... $    981,870
  Common and Preferred Stock......................................       18,200
  Surplus.........................................................   12,068,893
  Undivided Profits...............................................    6,276,734
                                                                   ------------
    Total Equity Capital.......................................... $ 19,345,697
Total Liabilities and Equity Capital.............................. $162,577,105
                                                                   ============

   To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Richard H. Prokosch
  -------------------------------------
   Richard H. Prokosch
   Vice President

Date: March 13, 2002